UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2006

————————————

XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

————————————

Cayman Islands	1-10809	98-0191089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2006, in connection with the election of Joseph Mauriello as a director of XL Capital Ltd (the “Company”) as described under Item 5.02 below, the Board of Directors (the “Board”) of the Company authorized the grant to Mr. Mauriello, pursuant to the terms of the Company’s Amended and Restated Directors Stock & Option Plan, of an option to purchase up to 5,000 of the Company’s ordinary shares at an exercise price of $69.07 per ordinary share, which was equal to the last reported sale price of the Company’s ordinary shares on January 26, 2006. The option granted to Mr. Mauriello has a term of ten years and is fully exercisable as of the date of the grant thereof.

In connection with the election of Mr. Mauriello as a director, the Company has agreed to pay to Mr. Mauriello a retainer fee equal to a pro rata share of the annual retainer payable to non-employee members of the Board, as set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 24, 2005 (the “Proxy Statement”), until the Company’s 2006 annual general meeting of shareholders. In addition, Mr. Mauriello will be entitled to a per meeting fee equal to the per meeting fee payable to non-employee members of the Board, as set forth in the Proxy Statement.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 27, 2006, the Board, acting upon the recommendation of its Nominating and Governance Committee, elected Joseph Mauriello to the Board effective immediately. Mr. Mauriello has been elected as a Class II Director and as such will be standing for re-election at the Company’s 2006 annual general meeting of shareholders. Mr. Mauriello is expected to be named to the Audit Committee of the Board. There are no arrangements or understandings between Mr. Mauriello and any other person pursuant to which Mr. Mauriello was selected to serve as a director. No information called for by Item 404(a) of Regulation S-K is required to be disclosed herein. The press release issued by the Company on January 27, 2006 announcing the election of Mr. Mauriello to the Board is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release (“JOSEPH MAURIELLO JOINS XL CAPITAL LTD BOARD OF DIRECTORS”) dated January 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2006

XL CAPITAL LTD
(Registrant)

By: /s/ Fiona Luck
Name: Fiona Luck
Title: Executive Vice President,
Global Head of Corporate Services &
Assistant Secretary